Note 9 - Share Capital	3 Months Ended
Jan. 31, 2023
Statement Line Items [Line Items]
Disclosure of classes of share capital [text block]
9.	Share capital:

a) Common shares:

At January 31, 2023, there were 26,423,486 ( October 31, 2022 - 27,245,782) common shares outstanding.

On August 5, 2022, the Bank received approval from the Toronto Stock Exchange (“TSX”) to proceed with a Normal Course Issuer Bid (“NCIB”) for its common shares. Further, on September 21, 2022, the Bank received approval from the Nasdaq to proceed with a NCIB for its common shares. Pursuant to the NCIB, the Bank may purchase for cancellation up to 1,700,000 of its common shares representing approximately 9.54% of its public float. The Bank’s directors and management believe that the market price of the Bank’s common shares does not reflect the value of the business and its future prospects, and further, reflects a material discount to book value; as such, the purchase of common shares for cancellation at such time is a prudent corporate measure and represents an attractive investment for the Bank.

The Bank was eligible to make purchases commencing on August 17, 2022 and ending on August 16, 2023, or such earlier date as the Bank may complete its purchases pursuant to the NCIB. The purchases will be made by the Bank through the facilities of the TSX and alternate trading systems and in accordance with the rules of the TSX or such alternate trading systems, as applicable, and the prices that the Bank will pay for any common shares will be the market price of such shares at the time of acquisition. The Bank will make no purchases of common shares other than open market purchases. All shares purchased under the NCIB will be cancelled.

For the quarter ended January 31, 2023, the Bank purchased and cancelled 822,296 common shares for $8.3 million, reducing the Bank’s Common Share capital value by $7.1 million and retained earnings by $1.2 million.

b) Preferred shares:

At January 31, 2023, there were 1,461,460 ( October 31, 2022 - 1,461,460) Series 1 preferred shares outstanding. These shares are Basel III compliant, non-cumulative rate reset preferred shares and include NVCC provisions. As a result, these shares qualify as Additional Tier 1 Capital (see note 15).

c) Stock options

Under the Bank’s stock option plan, the Bank will grant, to eligible participants, options for the Bank’s common shares on a periodic basis. As per the Bank’s current stock option plan, all options issued have a five year term and vest over a three year period. The Bank was authorized to issue 1,240,000 common share stock options through its stock option plan and as at January 31, 2023, 963,276 common share stock options were issued and outstanding ( October 31, 2022 - 965,766).

Stock option transactions during the three month periods ended January 31, 2023 and 2022:

	for the three months ended
	January 31, 2023		January 31, 2022
		Weighted		Weighted
	Number of	average	Number of	average
	options	exercise price	options	exercise price

Outstanding, beginning of period	965,766	$15.53	40,000	$7.00
Granted	1,500	15.90	913,730	15.90
Exercised	-	-	-	-
Forfeited/cancelled	3,990	15.90	-	-
Expired	-	-	-	-

Outstanding, end of period	963,276	$15.53	953,730	$15.53

For the three month period ended January 31, 2023, the Bank recognized $343,000 ( January 31, 2022 - $196,000) in compensation expense related to the estimated fair value of options granted. As at January 31, 2023, 40,000 common share stock options were fully vested and exercisable at $7.00 per share and expire in October 2023.